Finance lease	12 Months Ended
Dec. 31, 2024
Finance lease
Finance lease

7.   Finance lease

On June 25, 2021, two of Ardmore’s subsidiaries entered into an agreement for the sale and leaseback (under a finance lease arrangement) of the Ardmore Seawolf and Ardmore Seahawk with CMB Financial Leasing Co., Ltd (“CMBFL”) / Shandong, resulting in gross proceeds of $49.0 million less fees of $1.0 million. The facility was drawn down in June 2021. Principal repayments on the leases were made on a monthly basis. The finance leases were scheduled to expire in 2026, with options to extend up to 2029. On February 14, 2024, the Company gave notice to exercise its purchase options, for both the Ardmore Seawolf and Ardmore Seahawk, which were under sale-leaseback arrangements. The vessel purchases, which were effectively refinancings, concluded on June 25, 2024, with the Company repaying the remaining $41.0 million outstanding under the finance lease facility associated with those two vessels.

The outstanding principal balances pertaining to the finance lease facility as of December 31, 2024 and 2023 were as follows:

	As of December 31
In thousands of U.S. Dollars	2024	2023
CMBFL / Shandong	—	54,237
Finance lease obligations	—	54,237
Amounts representing interest and deferred finance fees	—	(10,594)
Finance lease obligations, net of interest and deferred finance fees	—	43,643
Current portion of finance lease obligations	—	2,151
Current portion of deferred finance fees	—	(122)
Non-current portion of finance lease obligations	—	42,177
Non-current portion of deferred finance fees	—	(563)
Total finance lease obligations, net of deferred finance fees	—	43,643